SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 30, 2003

PAVILION BANCORP, INC.
(Exact name of registrant as
specified in its charter)

Michigan (State or other jurisdiction of incorporation)	000-22461 (Commission File Number)	38-3088340 (IRS Employer Identification no.)

135 East Maumee Street Adrian, Michigan (Address of principal executive office)		49221 (Zip Code)

Registrant's telephone number, including area code: (517) 265-5144

Item 7.         Financial Statements and Exhibits.

Exhibit

99.1     Report to Shareholders dated April 30, 2003.

Item 9.         Regulation FD Disclosure.

On April 30, 2003, Pavilion Bancorp, Inc. sent first quarter statement to their shareholders. A copy of that report is attached as Exhibit 99.1.

This information furnished under “Item 9. Regulation FD Disclosure” is intended to be furnished under “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216.

The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 30, 2003	PAVILION BANCORP, INC. (Registrant)
	By:	/s/ Loren V. Happel Loren V. Happel Chief Financial Officer

EXHIBIT INDEX

99.1	Report to Shareholders dated April 30, 2003 with respect to First Quarter Statement

EXHIBIT 99.1

Pavilion Bancorp, Inc. First Quarter Statement March 31, 2003

Pavilion Bancorp, Inc.

135 East Maumee Street
Adrian, MI 49221
(517) 265-5144 or (800) 508-8346

www.pavilionbancorp.com
www.bankoflenawee.com
www.bankofwashtenaw.com

President’s Message

To our shareholders:

It was wonderful to see so many of you at our Annual Meeting on April 17, 2003. The Annual Meeting provides a forum for us to share our successes and our vision of our future, as well as receive feedback from you.

At that meeting, I was pleased to introduce to you Richard J. DeVries, the new President and CEO of the Bank of Lenawee. Rick and his family are excited to be returning to Michigan and will be moving to Adrian early in July. Rick’s presentation expressed his commitment to growing shareholder wealth as the company exceeds the expectations of our customers and as we continue to reinvest in our communities to make them stronger. His enthusiasm and commitment to excellence will be an asset to all of us. Further opportunities to welcome Rick will be available after his arrival in July.

An announcement was also made at the Annual Meeting that first quarter 2003 consolidated, unaudited net income grew to $855,758, a 14.6 percent increase over the same quarter in 2002. Effectively maintaining our net interest margin, our primary source of income, as well as continued refinancing in the mortgage loan area, resulted in a significant increase in earnings per common share from 88 cents in 2002 to $1.04 at the end of the first quarter 2003.

On that note, the Board of Directors has approved the payment of the regular quarterly dividend. That dividend of 23 cents per share is a 1 cent, or 5% increase, and is paid today, April 30, 2003, to shareholders of record as of April 28.

Everyone at Pavilion Bancorp remains committed to providing you, our valued shareholders, with an enhanced and safe investment in our corporation. Our stock price has steadily increased since the beginning of the year and hit a 52-week high of $52.00 on April 16, 2003. We are excited about the way 2003 has begun for our corporation, and we thank you for your continued support.

Douglas L. Kapnick
Chairman of the Board, and
President and Chief Executive Officer

CONSOLIDATED BALANCE SHEET

                                                                                   March 31,
                                                                                  (Unaudited)
                                                                        2003                       2002
                                                                        ----                       ----
Assets
    Cash and due from banks                                          $  9,783,512              $ 12,910,408
    Federal funds sold                                                  1,900,000                 4,220,000
    Commercial Paper                                                            -                         -
                                                                     ------------              ------------
         Total cash and cash equivalents                             $ 11,683,512              $ 17,130,408

Market value of securities available for sale                          28,062,287                33,306,317

    Total loans                                                       239,956,302               215,169,453
       Loans held for sale                                              5,054,150                   594,750
       Deferred loan origination (fees) costs, net                        (19,937)                   41,487
       Allowance for loan losses                                       (2,704,743)               (2,209,889)
                                                                     ------------              ------------
         Net loans                                                    242,285,772               213,595,801

       Premises and equipment, net                                      6,166,824                 6,626,941
       Accrued interest receivable                                      2,032,491                 2,028,563
       Other assets                                                     3,910,738                 4,053,700
                                                                     ------------              ------------

         Total assets                                                $294,141,624              $276,741,730
                                                                =====================      ======================

Liabilities and Shareholders' Equity
    Liabilities
       Deposits:
         Noninterest - bearing                                         54,443,780                44,888,855
         Interest - bearing                                           195,217,276               188,214,796
                                                                     ------------              ------------
             Total deposits                                           249,661,056               233,103,651
       Other borrowings                                                11,930,717                12,735,831
       Accrued interest payable                                           492,050                   706,563
       Other liabilities                                                2,197,646                 1,667,874
                                                                     ------------              ------------
         Total liabilities                                            264,281,469               248,213,919

    Shareholders' equity
       Common stock and paid-in capital, No par value:
         3,000,00 shares authorized; shares issued and
         outstanding 822,880 - 2003; 850,381 - 2002                    13,390,498                14,688,852
       Retained earnings                                               15,926,965                13,701,524
       Unrealized gain (loss) on securities available for sale            542,692                   137,435
                                                                     ------------              ------------

         Total shareholders' equity                                    29,860,155                28,527,811
                                                                     ------------              ------------

         Total liabilities and shareholders' equity                  $294,141,624              $276,741,730
                                                                =====================      ======================

CONSOLIDATED STATEMENT OF INCOME

                                                                            Three Months Ending March 31,
                                                                          2003                       2002
                                                                          ----                       ----
Interest Income
    Loans, including fees                                             $ 4,330,876                $ 4,372,267
    Securities                                                            283,239                    388,442
    Federal funds sold and other                                           18,338                     20,504
                                                                      -----------                -----------
       Total interest income                                            4,632,453                  4,781,213

Interest Expense
    Deposits                                                            1,058,945                  1,415,876
    Borrowed funds                                                        123,448                    185,657
                                                                      -----------                -----------
       Total interest expense                                           1,182,393                  1,601,533
                                                                      -----------                -----------

Net Interest Income                                                     3,450,060                  3,179,680
    Provision for loan losses                                             140,000                    106,000
                                                                      -----------                -----------

Net Interest Income After
    Provision For Loan Losses                                           3,310,060                  3,073,680

Noninterest income
    Service charges on deposit accounts                                   381,439                    619,132
    Gains on sales of loans                                             1,154,673                    676,879
    Other                                                                   6,512                     51,276
                                                                      -----------                -----------
       Total other income                                               1,542,624                  1,347,287

Noninterest expense
    Salaries and employee benefits                                      2,115,066                  1,985,594
    Premises and equipment                                                561,620                    589,727
    Other                                                                 931,183                    744,845
                                                                      -----------                -----------
       Total other expenses                                             3,607,869                  3,320,166
                                                                      -----------                -----------

Income Before Income Taxes                                              1,244,815                  1,100,801
    Federal income tax expense                                            389,057                    354,000
                                                                      -----------                -----------

Net Income                                                              $ 855,758                  $ 746,801
                                                                =====================      ======================
Earnings per common share:                                                $ 1.04                     $ 0.88

DIRECTORS:
Pavilion Bancorp, Inc.

Allan F. Brittain
Chairman of the Board
Bank of Lenawee

Fred R. Duncan
Retired

Edward J. Engle, Jr.
President
Rima Manufacturing Company

William R. Gentner
President
Gentner, Inc.

Douglas L. Kapnick
President
Kapnick and Company, Inc.

Emory M. Schmidt
Vice President
Brazeway, Inc.

J. David Stutzman
General Manager
Raymond and Stutzman LLC

OFFICERS:
Pavilion Bancorp, Inc.

Douglas L. Kapnick
Chairman of the Board
President and
    Chief Executive Officer

Pamela S. Fisher
Corporate Secretary

Loren V. Happel
Chief Financial Officer